UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

RESTORATION ROBOTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

128 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 883-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2018, Restoration Robotics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2018. Only stockholders of record as of the close of business on April 19, 2018, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 29,046,156 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of two directors to hold office until the 2021 annual meeting of stockholders or until their respective successor is elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey Bird, M.D., Ph.D.	15,259,337	279,100	6,325,000
Gil Kliman, M.D.	15,251,837	286,600	6,325,000

As previously announced, Emmett Cunningham, Jr., M.D., Ph.D., a former Class I director did not stand for re-election at the Annual Meeting. In connection with the foregoing, the board of directors approved a reclassification of its director classes in order to achieve a more equal balance of membership among the Company’s three classes of directors. In particular, effective at the cessation of Dr. Cunningham’s term as a Class I director at the Annual Meeting, Gil Kliman, M.D., one of the Company’s then-Class II directors, was reclassified as a Class I director and stood for re-election at the Annual Meeting and the size of the Board was reduced to six members resulting in an equal number of Class I, Class II and Class III directors.

Proposal 2. The ratification of the selection, by the audit committee of the board of directors of the Company, of Grant Thornton LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Abstentions
21,568,533	83,632	211,272

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION ROBOTICS, INC.

Date: June 15, 2018	By:	/s/ Ryan Rhodes
Ryan Rhodes
President, Chief Executive Officer